SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2002

Endocare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27212	33-0618093

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Technology, Irvine CA	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 450-5400

(Former Name or Former Address, If Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES*
EXHIBIT INDEX

Item 2. Acquisition or Disposition of Assets.

     (a)  On March 25, 2002, we, Endocare, Inc., Timm Medical Technologies, Inc., TMT Acquisition Corporation, a wholly owned subsidiary of Endocare, and certain stockholders of Timm Medical Technologies consummated the merger of Timm Medical Technologies with and into TMT Acquisition Corporation pursuant to the terms of the Agreement and Plan of Reorganization dated February 21, 2002.

     In connection with the merger all outstanding shares of capital stock of Timm Medical Technologies were converted into the right to receive a ratable portion of the aggregate consideration of approximately $11 million in cash and 1,620,530 shares of Endocare common stock. Endocare funded the acquisition from Endocare’s working capital. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between Endocare and Timm Medical Technologies.

     (b)  Timm Medical Technologies is a Eden Prairie, Minnesota based medical device manufacturer and distributor. Endocare intends to continue the operations of Timm Medical Technologies as a subsidiary of Endocare and use Timm Medical Technologies’ plant, equipment and other physical property in the conduct of such operations.

     The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed as an exhibit to the current report filed on March 5, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

The Financial Information of Timm Medical Technologies required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K must be filed.

(b)	Pro Forma Financial Statements.

The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K must be filed.

(c)	Exhibits.

2.1*	Agreement and Plan of Reorganization, dated as of February 21, 2002, by and among Endocare, Inc., Timm Medical Technologies, Inc., TMT Acquisition Corporation and certain stockholders of Timm Medical Technologies, Inc. (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.
99.1*	Press Release issued by Endocare, Inc. on February 21, 2002 (announcing execution of the Merger Agreement)

*	Previously filed as an Exhibit to the Form 8-K filed with the Securities and Exchange Commission on March 5, 2002, and incorporated herein by reference.

SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Endocare, Inc.

(Registrant)

April 8, 2002	/s/ John V. Cracchiolo

Date	John V. Cracchiolo Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document

2.1*	Agreement and Plan of Reorganization, dated as of February 21, 2002, by and among Endocare, Inc., Timm Medical Technologies, Inc., TMT Acquisition Corporation and certain stockholders of Timm Medical Technologies, Inc. (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1*	Press Release issued by Endocare, Inc. on February 21, 2002 (announcing execution of the Merger Agreement)

*	Previously filed as an Exhibit to the Form 8-K filed with the Securities and Exchange Commission on March 5, 2002, and incorporated herein by reference.